UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Amendment No. 2 To Form 8-K

FILED AUGUST 2, 2002

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2002

BIOGAN INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-31479	58-1832055
(Commission File Number)	(IRS Employer Identification No.)

150 KING STREET WEST, SUITE 2315, TORONTO, ONTARIO, CANADA M5H 1J9
(Address of Principal Executive Offices) (Zip Code)

(416) 214-3270
(Registrant's telephone number, including area code)

813 BERIAULT, SUITE 203, LONGEUEIL, QUEBEC, CANADA
(Former Name or Former Address, if Changes Since Last Report)

Item 7.

FINANCIAL STATEMENTS AND EXHIBITS

On August 2, 2002, Biogan International, Inc. filed a Current Report on Form 8-K with respect to the acquisition of certain assets of Hechi Industrial Co., Ltd., or Hechi, a Chinese mining corporation. Such Form 8-K was filed without the financial statements and pro forma financial information required by Rule 3-05 and Article 11 of Regulation S-X. On October 1, 2002 a current Report on Form 8-K/A was filed containing annual audited financial statements of Hechi. This Current Report on Form 8-K/A2 provides unaudited and pro forma financial information for the three month period ended March 31, 2002 and the six month period ended June 30, 2002 in compliance with the requirements of Rule 3-05 and Article 11 of Regulation S-X.

(a) Financial Statements of the Business Acquired

Unaudited combined interim financial statements of Guangxi Guanghe Metals co., Ltd., Hechi copper refinery plant, Wuxu mining plant and 9% equity interest in Gaofeng Mining Co., Ltd. for the three month period ended March 31, 2002 and the six month period ended June 30, 2002.

(b) Pro Forma Financial Information

Biogan International, Inc. Pro Forma Condensed Consolidated Financial Information for the three month period ended March 31, 2002 and six month period ended June 30, 2002.

(c) Exhibits

EXHIBIT NO.	EXHIBIT
23	Consent of Independent Auditors
99	Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOGAN INTERNATIONAL, INC.
Date: November 19, 2002	By: /s/ GILLES LAVERDIERE___
Name: Gilles LaVerdiere
Title: Vice Chairman Chief Executive Officer

Dated: November 19, 2002	By: /s/ ROBERT DOYLE
Name: Robert Doyle
Title: Chief Financial Officer

  Independent Accountants' Review Report

  KPMG-A(2002)OR No.0063

  The Board of Directors and Cooperative Joint Venture Partners
  Guangxi Guanghe Metals Co., Ltd.:

  We have reviewed the accompanying combined balance sheet of Guangxi Guanghe Metals Co., Ltd., Hechi Copper Refinery Plant, Wuxu Mining Plant and 9% equity interest in GaoFeng Mining Co., Ltd., (collectively "Acquired Operations") as of March 31, 2002, and the related combined statements of operations and comprehensive loss, investors' equity, and cash flows for the three-month periods ended March 31, 2002 and 2001. These combined financial statements are the responsibility of the Acquired Operations' management.

  We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

  As discussed in note 2(a) regarding basis of preparation, Acquired Operations is part of a group of companies that are under common control of the shareholders of Acquired Operations. In preparing these combined financial statements certain expenses and revenues have been allocated among these commonly owned and controlled companies. Such allocations involve judgment. As a result, the combined financial statements of Acquired Operations may not necessarily be indicative of the results of operations that would have been achieved if the operations had been carried out by or as an independent entity.

  Based on our review, we are not aware of any material modifications that should be made to the combined financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

  We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the combined balance sheet of the Acquired Operations as of December 31, 2001, and the related combined statements of operations and comprehensive loss, investors' equity, and cash flows for the year then ended (not presented herein); and in our report dated April 19, 2002, we expressed an unqualified opinion on those combined financial statements. In our opinion, the information set forth in the accompanying combined balance sheet as of December 31, 2001, is fairly stated, in all material respects, in relation to the combined balance sheet from which it has been derived.

  KPMG Huazhen
  Beijing, People's Republic of China

  October 25, 2002

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  COMBINED BALANCE SHEETS

  (Expressed in Renminbi Yuan)

NOTE		At March 31, 2002 (UNAUDITED)	At December 31, 2001 (AUDITED)

ASSETS
Cash		2,239,974	7,752,903
Trade accounts receivable, less allowance for doubtful accounts of RMB 2,165,742 in 2001 and RMB 5,608,054 in 2002		5,843,731	8,721,017
Amount due from a related party	4	677,183	676,583
Prepayments to suppliers		4,681,426	4,237,751
Prepaid expenses and other current assets		250,177	873,280
Inventories		12,641,100	20,320,462

Total current assets		26,333,591	42,581,996

9% equity interest in GaoFeng
Mining Co., Ltd.	3	6,860,000	6,860,000
Property, plant and equipment
Land use right		898,940	887,640
Property, plant and buildings		28,453,672	28,453,672
Machinery and equipment		34,739,795	34,286,803
Office equipment		34,485	34,485
Motor vehicles		1,296,726	1,296,726
Less: Accumulated depreciation and amortization		(18,973,099)	(18,432,658)

Net property, plant and equipment		46,450,519	46,526,668

Deferred income taxes		-	-

TOTAL ASSETS		79,644,110	95,968,664

  See accompanying notes to combined financial statements.

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  COMBINED BALANCE SHEETS (continued)

  (Expressed in Renminbi Yuan)

	Note	At March 31, 2002 (Unaudited)	At December 31, 2001 (Audited)

LIABILITIES AND INVESTORS' EQUITY
Short-term borrowings		20,000,000	32,460,000
Amount due to a related party	4	1,820,421	2,208,461
Trade accounts payable		1,466,847	2,695,355
Income taxes payable		1,525,354	1,525,354
Accrued expenses and other payables		7,193,751	4,635,501

Total current liabilities		32,006,373	43,524,671

Total liabilities		32,006,373	43,524,671

Commitments and Contingencies			-

Total investors' equity		47,637,737	52,443,993

TOTAL LIABILITIES AND INVESTORS' EQUITY		79,644,110	95,968,664

  See accompanying notes to combined financial statements.

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  COMBINED STATEMENTS OF OPERATIONS AND
  COMPREHENSIVE LOSS

  (Expressed in Renminbi Yuan)

	Three-month periods ended March 31,
	2002 (Unaudited)	2001 (Unaudited)

Net sales	23,294,797	24,578,514

Cost of sales	22,803,489	25,412,404

Gross profit	491,308	(833,890)

Selling, general and administrative expenses	4,608,310	984,956

Operating loss	(4,117,002)	(1,818,846)
Other income / (expenses)
Interest income	52,092	223,164
Other income	25,961	38,711
Interest expenses	(737,814)	(853,916)
Other expenses	(29,493)	(16,860)

Loss before income taxes	(4,806,256)	(2,427,747)

Income taxes	-	-

Net loss	(4,806,256)	(2,427,747)

Other comprehensive income	-	-

Comprehensive loss	(4,806,256)	(2,427,747)

  See accompanying notes to combined financial statements.

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  COMBINED statements of investors' equity

  (Expressed in Renminbi Yuan)

				Total
	Paid-in capital (Note 5(a))	Contributed capital (Note 5(c))	Retained earnings	investors' equity (Audited)

BALANCE, AT JANUARY 1, 2001	14,075,405	37,707,288	5,667,629	57,450,322
Capital distributed to investor	-	(3,221,566)	-	(3,221,566)
Net loss	-	-	(1,784,763)	(1,784,763)

BALANCE, AT DECEMBER 31, 2001	14,075,405	34,485,722	3,882,866	52,443,993

				Total
	Paid-in capital (Note 5(a))	Contributed capital (Note 5(c))	Retained earnings	investors' equity (Unaudited)

BALANCE, AT JANUARY 1, 2002	14,075,405	34,485,722	3,882,866	52,443,993
Net loss	-	-	(4,806,256)	(4,806,256)

BALANCE, AT March 31, 2002	14,075,405	34,485,722	(923,390)	47,637,737

  See accompanying notes to combined financial statements.

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  COMBINED STATEMENT OF CASH FLOWS

  (Expressed in Renminbi Yuan)

	Three-month periods ended March 31,
	2002 (Unaudited)	2001 (Unaudited)

Cash flows from operating activities:

Net loss	(4,806,256)	(2,427,747)

Adjustments to reconcile net loss to net cash provided by operating activities:

Provision for bad and doubtful debts	3,442,312	-
Depreciation and amortization	540,441	688,311
Interest earned from time deposit	-	(171,361)
Changes in assets and liabilities:
Inventories	7,679,362	6,500,335
Trade accounts receivable, gross	(565,026)	676,354
Amount due from a related party	(600)	(150,000)
Prepayments to suppliers	(443,675)	12,198,234
Prepaid expenses and other current assets	623,103	(402,583)
Trade accounts payable	(1,228,508)	1,364,827
Notes payable	-	(4,500,000)
Amount due to a related party	(388,040)	(2,966,405)
Accrued expenses and other payables	2,558,250	(1,302,155)

Net cash provided by operating activities	7,411,363	9,507,810

Cash flows from investing activities:

Capital expenditures	(464,292)	(189,065)

Net cash (used in) / provided by investing activities	(464,292)	(189,065)

  See accompanying notes to combined financial statements.

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  COMBINED STATEMENTS OF CASH FLOWS (CONTINUED)

  (Expressed in Renminbi Yuan)

	Three-month periods ended March 31,
	2002 (Unaudited)	2001 (Unaudited)

Cash flows from financing activities:

Repayment of short-term loans	(12,460,000)	(10,000,000)

Net cash used in financing activities	(12,460,000)	(10,000,000)

Net decrease in cash and cash equivalent	(5,512,929)	(681,255)

Cash and cash equivalent at beginning of period	7,752,903	17,541,903

Cash and cash equivalent at end of period	2,239,974	16,860,648

  The Acquired Operations paid RMB 971,245 and RMB 729,993 for interest during the three-month periods ended March 31, 2002 and 2001, respectively. The Acquired Operations did not pay any income taxes or capitalize any interest during the three-month periods ended March 31, 2002 and 2001. There are no non-cash investing and financing activities during these two periods.

  See accompanying notes to combined financial statements.

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT , WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  THREE-MONTH PERIODS ENDED MARCH 31, 2002 AND 2001

  (Expressed in Renminbi Yuan)

1	BACKGROUND INFORMATION AND SUBSEQUENT EVENTS

(a)	Background information

  On June 8, 1998 Hechi Prefecture Mining Company ("HPMC"), a state-owned entity incorporated in July 1993 in Guangxi Zhuang Autonomous Region in the People's Republic of China (the "PRC"), and Hechi Industrial Company Limited ("HIL") a limited company in Guangxi Zhuang Autonomous Region of the PRC on June 9, 1998, signed an agreement to transfer certain assets from HPMC to HIL. In consideration, HPMC was granted 40,000,000 shares of stock of HIL and subsequently allocated the shares to 379 of its former employees, who then become the shareholders of HIL. The assets transferred were:

* the Hechi Copper Refinery Plant (the "Copper Refinery");
* the Wuxu Mining Plant (the "Wuxu Mine");
* a 9% equity interest in the GaoFeng Mining Company Limited (the "GaoFeng Investment");
* the Non-Ferrous Metal Trading Company;
* a transportation company;
* a coal company (dormant);
* the Guizhou Louxia Coal Company; and
* the Hechi Antimony Industrial Company Limited

  Approvals were obtained from Hechi Prefecture Administration Office in Guangxi Zhuang Autonomous Region to transfer the assets to HIL. Pursuant to the approval letter dated July 24, 1998 issued by Hechi Prefecture State-owned Administration, the purchase consideration for these net assets was deemed to be RMB 126 million which the former employees are required to pay the purchase consideration. Pursuant to a confirmation letter dated June 30, 2000 issued by Hechi Prefecture Finance Bureau, the local government agreed that it will not repossess the assets within 15 years even if the individual shareholders do not pay the RMB 126 million purchase price.

  Biogan International Inc. ("Biogan") is a limited liability company incorporated in the State of Delaware of the United States and is publicly traded on the Over The Counter Market in the Unites States of America.

  Guangxi Guanghe Metals Co., Ltd. ("GGMC") a co-operative joint venture between HIL and Biogan, was established in the PRC on February 18, 2000 and has been granted an operating period of 30 years. The total investment of GGMC is U.S.$ 25 million and registered capital is U.S.$ 10 million, of which HIL shall contribute U.S.$ 0.8 million and Biogan shall contribute U.S.$ 9.2 million.

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  THREE-MONTH PERIODS ENDED MARCH 31, 2002 AND 2001

  (Expressed in Renminbi Yuan)

1	BACKGROUND INFORMATION AND SUBSEQUENT EVENTS (continued)

(b)	Subsequent events

  In accordance with the Joint Venture Contract dated July 19, 2002 signed among GGMC, HIL and Biogan (BVI) International Inc., Biogan has agreed to assign its interest in GGMC to Biogan (BVI) International, Inc., a limited liability company organized and existing under the laws of British Virgin Islands. The Former Cooperative Joint Venture Contract dated January 27, 2000 shall be amended and replaced by this Contract. Biogan (BVI) International, Inc. is also obligated to make an additional capital contribution to GGMC of U.S.$ 7.3 million cash and intellectual property rights and trademark rights amounting to U.S.$0.2 million by September 1, 2003.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  THREE-MONTH PERIODS ended March 31, 2002 and 2001

  (Expressed in Renminbi Yuan)

2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICE

(a)	Basis of preparation

  The combined financial statements for the three-month periods ended March 31, 2002 and 2001 (the "relevant periods") reflect the combined financial position, results of operations and cash flows of businesses of GGMC, Copper Refinery, Wuxu Mine and GaoFeng Investment. These combined financial statements have been prepared using the predecessor's historical cost basis as if the Acquired Operations had been in existence throughout the relevant period and as if the business activities of GGMC, Copper Refinery, Wuxu Mine and GaoFeng Investment had been conducted throughout the relevant periods. Predecessor's historical cost represents the costs that HPMC incurred in purchasing the relevant assets and not the RMB 126 million referred to in note 1.

  Prior to the formation of the Acquired Operations, the Acquired Operations' historical financial statements include unallocated general and administrative expenses. These expenses were allocated to the Acquired Operations by using specific identification method for those periods, except for salaries and welfare for administrative staff, depreciation of office building and motor vehicles, which specific identification method was not practical, were allocated based on actual working hours, floor area and actual usage, respectively, as disclosed in note 8. Management believes that the method of allocation of general and administrative expenses are reasonable and that the combined financial statements include all revenues and costs directly and indirectly related to the Acquired Operations' operations for the relevant periods.

  The accounting policies adopted in the preparation of the accompanying financial statements are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The combined financial statements include the accounts of GGMC, Copper Refinery, Wuxu Mine and GaoFeng Investment. All significant inter-company balances and transactions have been eliminated.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  THREE-MONTH PERIODS ended March 31, 2002 and 2001

  (Expressed in Renminbi Yuan)

2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICE (continued)

(b)	Use of Estimates

  The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

(c)	Translation of foreign currency

  The Acquired Operations adopts Reminbi Yuan ("RMB"), the national currency of the PRC, as its functional currency, since it is the currency that the Acquired Operations conducts its primary economic activities. Foreign currency transactions during the year are translated into RMB at the applicable rates of exchange quoted by the People's Bank of China ("PBOC rates") prevailing on the transaction dates. Foreign currency monetary assets and liabilities are translated into Renminbi at the applicable PBOC rates at the balance sheet date.

(d)	Cash

The Acquired Operations considers cash on hand and deposits in banks and money market accounts with matures less than 3 months to be cash.

(e)	Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the weighted average method for all inventories.

(f)	Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and amortization.

  The depreciation of property, plant and equipment is calculated on a straight-line basis over the anticipated useful life of the asset less 5% residual value. The respective anticipated useful lives of property, plant and equipment are as follows:

	Property and plant	20~30 years
	Machinery and equipment	15~20 years
	Office equipment	5 years
	Motor vehicles	5 years

Land use rights are amortized on a straight-line basis over 30 years.

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  THREE-MONTH PERIODS ENDED MARCH 31, 2002 AND 2001

  (Expressed in Renminbi Yuan)

2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICE (continued)

(g)	GaoFeng Investment

  GaoFeng Investment is held as a long-term investment and accounted for using cost method. Dividends are recognized as income when declared. Loss in value in the investment which is other than a temporary decline would be recognized in the statement of operations when incurred.

(h)	Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of

  The Acquired Operations accounts for long-lived assets in accordance with the provisions of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS No. 121 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Recoverability of an asset to be held and used is measured by a comparison of the carrying value of the asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying value of the asset exceeds the fair value of the assets. An asset to be disposed of is reported at the lower of the carrying value or fair value, less costs to sell.

(i)	Fair Value of Financial Instruments

  Financial assets of the Acquired Operations include cash, trade accounts receivable, short-term loans to a related party, amounts due from related parties, prepayments to suppliers, time deposits, prepaid expenses and other current assets. Financial liabilities of the Acquired Operations include short-term borrowings, short-term loans from a related party, trade accounts payable, notes payable and other payables and accrued expenses. The Acquired Operations does not hold or issue financial instruments for trading purposes. The Acquired Operations had no positions in derivative contracts as at March 31, 2002 and December 31, 2001, respectively.

The fair values of all financial instruments approximate their carrying amounts due to the nature or short-term maturity of these instruments.

(j)	Income Taxes

  The Acquired Operations utilizes the liability method to determine the provision for income taxes. Deferred tax assets are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates when the differences are expected to be reversed.

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  THREE-MONTH PERIODS ENDED MARCH 31, 2002 AND 2001

  (Expressed in Renminbi Yuan)

2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICE (continued)

(k)	Revenue Recognition

  Revenue from the sale of goods and rendering of services are recognized when products are shipped or services are rendered and the significant risks and rewards of ownership have been transferred to the customer.

(l)	Retirement Benefits

The Contributions payable under the Acquired Operations' retirement plans are charged to the combined statements of operation according to the contribution determined by the plans.

(m)	Recently Issued Accounting Standards

In June 2001, the FASB issued SFAS No. 141, Business Combinations, (SFAS No. 141) and SFAS No. 142, Goodwill and Other Intangible Assets (SFAS No. 142).

  SFAS No. 141 requires that the purchase method of accounting be used for all business combinations. SFAS No. 141 specifies criteria that intangible assets acquired in a business combination must meet to be recognized and reported separately from goodwill. SFAS No. 142 will require that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142. SFAS No. 142 also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 121 and subsequently, SFAS No. 142 after its adoption.

  The Acquired Operations adopted the provisions of SFAS No. 141 as of July 1, 2001, and SFAS No. 142 is effective January 1, 2002. Goodwill and intangible assets determined to have an indefinite useful life acquired in a purchase business combination completed after June 30, 2001, but before SFAS No. 142 is adopted in full, are not amortized. Goodwill and intangible assets acquired in business combinations completed before July 1, 2001 continued to be amortized and tested for impairment prior to the full adoption of SFAS No. 142.

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  THREE-MONTH PERIODS ENDED MARCH 31, 2002 AND 2001

  (Expressed in Renminbi Yuan)

2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICE (continued)

(m)	Recently Issued Accounting Standards (continued)

  Upon adoption of SFAS No. 142, the Acquired Operations is required to evaluate its existing intangible assets and goodwill that were acquired in purchase business combinations, and to make any necessary reclassifications in order to conform with the new classification criteria in SFAS No. 141 for recognition separate from goodwill. The Acquired Operations will be required to reassess the useful lives and residual values of all intangible assets acquired, and make any necessary amortization period adjustments by the end of the first interim period after adoption. If an intangible asset is identified as having an indefinite useful life, the Acquired Operations will be required to test the intangible asset for impairment in accordance with the provisions of SFAS No. 142 within the first interim period. Impairment is measured as the excess of carrying value over the fair value of an intangible asset with an indefinite life. Any impairment loss will be measured as of the date of adoption and recognized as the cumulative effect of a change in accounting principle in the first interim period.

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  THREE-MONTH PERIODS ENDED MARCH 31, 2002 AND 2001

  (Expressed in Renminbi Yuan)

  3        GAOFENG INVESTMENT

	At March 31, 2002 (Unaudited)	At December 31, 2001 (Audited)
GaoFeng Investment, at cost	6,860,000	6,860,000

  This investment represents a 9% of the equity interest in GaoFeng Mining Company Limited ("GMCL"). GMCL is an operating polymetallic mine and ore processing facility located in Nandan County, Guangxi Zhuang Autonomous Region in the PRC. GMCL obtained its renewed Mining Permit from the Ministry of Land and Natural Resources on May 26, 2000. The Permit allows GMCL to mine an area 3.6517 kilometers² for a period of 17 years ending May 2017. The mineral deposits, primarily including tin, lead, zinc and antimony, on the property are currently being mined using underground mining methods.

  GMCL is incorporated as a limited liability company by the following four shareholders:

Shareholders	Percentage of equity	Number of representatives of the board of directors
HuaXi Group Company	51%	5
Guangxi Develop&Investment Co., Ltd.	20%	2
NanXing Company Limited	20%	2
HIL	9%	1

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  THREE-MONTH PERIODS ENDED MARCH 31, 2002 AND 2001

  (Expressed in Renminbi Yuan)

  4                   RELATED PARTIES TRANSACTIONS
Relationship with the Acquired Operations
Name of related parties	Relationship with the Acquired Operations
HIL	Chinese investor with 8% share holding
Biogan	Foreign investor with 92% share holding

  Amount due from a related party as of March 31, 2002 and December 31, 2001 are summarized as:

	At March 31, 2002	At December 31, 2001	Note
	(Unaudited)	(Audited)
Amount due from a related party -- Biogan	677,183	676,583	(i)
	677,183	676,583

  (i)     Amount due from Biogan mainly represents professional expenses paid by the Acquired Operations on behalf of Biogan.

  Amount due to / from HIL as of March 31, 2002 and December 31, 2001 are summarized below and presented on a net basis as the legal right of off-set exists.

	Interest rate	At March 31, 2002	At December 31, 2001
		(Unaudited)	(Audited)

Short-term loans from HIL (ii)	7.56%	(12,700,000)	(13,000,000)
	7.20%	(2,780,000)	(2,780,000)
	Non interest bearing	(100,000)	(660,000)
		(15,580,000)	(16,440,000)
Short-term loans to HIL (ii)	6.70%	5,100,000	5,100,000
	Non interest bearing	6,000,000	6,000,000
		11,100,000	11,100,000
Other amount due from HIL (iii)	Non interest bearing	2,659,579	3,131,539
Net amount due to HIL (iv)		(1,820,421)	(2,208,461)

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  THREE-MONTH PERIODS ENDED MARCH 31, 2002 AND 2001

  (Expressed in Renminbi Yuan)

  4             RELATED PARTIES TRANSACTIONS (continued)

  (ii)        All loans to and from related party are unsecured and payable on demand.

  (iii)       Amount due from HIL mainly represents trading balances with HIL, interest payable to HIL and expenses paid or received by HIL on behalf of the Acquired Operations.

  (iv)       According to the mutual agreement signed between HIL and GGMC on October 15, 2002, all loans/amounts due to and from between HIL and GGMC can be offset and HIL or GGMC will only pay the net balance on demand.  This change has been accounted for retrospectively by restating comparatives as of and for the year ended December 31, 2001.

Material transactions with related parties during the three-month periods of 2002 and 2001 are summarized as follows:
Interest paid to HIL amounted to RMB 552,291 and RMB 335,590 for the three-month periods ended March 31, 2002 and 2001, respectively.
Details of expenses allocated from HIL to the Acquired Operations during the three-month periods ended March 31, 2002 and 2001 are as follows:

		Three-month periods ended March 31,

	Basis of allocation	2002	2001
		(Unaudited)	(Unaudited)
General and administrative expenses:
-Salaries and staff welfare	Actual working hours	7,760	7,623
-Depreciation:
-Office building	Floor area	17,097	17,097
-Motor Vehicles	Actual usage	52,082	67,045
		76,939	91,765

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  THREE-MONTH PERIODS ENDED MARCH 31, 2002 AND 2001

  (Expressed in Renminbi Yuan)

  5             REGISTERED CAPITAL, PAID-IN CAPITAL AND CONTRIBUTED CAPITAL

(a)	The total investment called for under the terms of the cooperative joint venture contract is U.S.$ 25 million, of which the total amount of registered capital of the Acquired Operations shall be U.S.$ 10,000,000 as described below:
At March 31, 2002 and December 31, 2001

		Percentage of equity
Required registered capital
Biogan	U.S.$ 9,200,000	92%
HIL	800,000	8%
	U.S.$10,000,000	100%

  The profit sharing ratio between Biogan and HIL is 95% and 5%, respectively.

  According to the Cooperative Joint Venture Contract for GGMC dated January 27, 2000, HIL shall make all its capital contribution in kind in a lump sum to GGMC after GGMC has been issued its business license, while Biogan shall make its capital contribution in four installments of U.S.$ 0.2 million made once GGMC's business license being issued, U.S.$ 0.3 million made before or on February 20, 2000, U.S.$ 1.5 million made within 3 months of issuance of the Business License and U.S.$ 7 million made within 18 months of issuance of the Business License. As of December 31, 2001, HIL has not made its contribution to GGMC while Biogan has contributed U.S.$ 1.7 million.

  GGMC obtained its approval certificate from Hechi Foreign Trade and Economic Co-operation Administration of the PRC on February 16, 2000, and the business license on February 18, 2000 issued by the State Administration of Industry and Commerce of the PRC.

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  THREE-MONTH PERIODS ENDED MARCH 31, 2002 AND 2001

  (Expressed in Renminbi Yuan)

   5         REGISTERED CAPITAL, PAID-IN CAPITAL AND CONTRIBUTED CAPITAL (continued)
(b)	As of March 31, 2002 and December 31, 2001, Biogan has contributed cash totaling U.S.$1,700,000 into the Acquired Operations. The Contribution schedules are presented below:
	Date	Amount
First contribution	April 17, 2000	U.S.$ 850,000
Second contribution	August 22, 2000	850,000
		U.S.$ 1,700,000
RMB equivalent		14,075,405

Hechi Huaxin Certified Public Accountants has verified the contributions and issued Capital Verification Report on May 10, 2000 and June 28, 2001, respectively.
(c)	Capital contributions from investor represent capital contributed by HIL in Copper Refinery and Wuxu Mine before January 1, 2000.

  GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
  GAOFENG MINING CO., LTD.

  COMBINED FINANCIAL STATEMENTS FOR
  THE THREE-MONTH PERIODS ENDED MARCH 31, 2002 AND 2001

  (Expressed in Renminbi Yuan)

  Independent Accountants' Review Report

  The Board of Directors and Cooperative Joint Venture Partners
  Guangxi Guanghe Metals Co., Ltd.:

  We have reviewed the accompanying combined balance sheet of Guangxi Guanghe Metals Co., Ltd., Hechi Copper Refinery Plant, Wuxu Mining Plant and 9% equity interest in GaoFeng Mining Co., Ltd., (collectively "Acquired Operations") as of June 30, 2002, and the related combined statements of operations and comprehensive loss, investors' equity, and cash flows for the six-month periods ended June 30, 2002 and 2001. These combined financial statements are the responsibility of the Acquired Operations' management.

  We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

  As discussed in note 2(a) regarding basis of preparation, Acquired Operations is part of a group of companies that are under common control of the shareholders of Acquired Operations. In preparing these combined financial statements certain expenses and revenues have been allocated among these commonly owned and controlled companies. Such allocations involve judgment. As a result, the combined financial statements of Acquired Operations may not necessarily be indicative of the results of operations that would have been achieved if the operations had been carried out by or as an independent entity.

  Based on our review, we are not aware of any material modifications that should be made to the combined financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

  We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the combined balance sheet of the Acquired Operations as of December 31, 2001, and the related combined statements of operations and comprehensive loss, investors' equity, and cash flows for the year then ended (not presented herein); and in our report dated April 19, 2002, we expressed an unqualified opinion on those combined financial statements. In our opinion, the information set forth in the accompanying combined balance sheet as of December 31, 2001, is fairly stated, in all material respects, in relation to the combined balance sheet from which it has been derived.

  KPMG Huazhen
  Beijing, People's Republic of China

  October 24, 2002

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  COMBINED BALANCE SHEETS

  (Expressed in Renminbi Yuan)

		At June 30,	At December 31,
	Note	2002	2001
		(Unaudited)	(Audited)

ASSETS
Cash		954,852	7,752,903

Trade accounts receivable, less
allowance for doubtful accounts
of RMB 2,165,742 in 2001 and
RMB 5,608,054 in 2002		5,353,819	8,721,017
Amount due from a related party	4	870,761	676,583
Prepayments to suppliers		5,279,378	4,237,751
Prepaid expenses and other current assets		468,146	873,280
Inventories		17,055,063	20,320,462

		29,982,019	42,581,996
Total current assets

9% equity interest in GaoFeng
Mining Co., Ltd.	3	6,860,000	6,860,000

Property, plant and equipment
Land use right		898,940	887,640
Property, plant and buildings		28,453,672	28,453,672
Machinery and equipment		34,743,255	34,286,803
Office equipment		34,485	34,485
Motor vehicles		1,296,726	1,296,726
Less: Accumulated depreciation and amortization		(19,674,954)	(18,432,658)

Net property, plant and equipment		45,752,124	46,526,668

Deferred income taxes		-	-

TOTAL ASSETS		82,594,143	95,968,664

  See accompanying notes to combined financial statements.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  COMBINED BALANCE SHEETS (continued)

  (Expressed in Renminbi Yuan)

		At June 30,	At December 31,
	Note	2002	2001
		(Unaudited)	(Audited)

Liabilities and investors' equity
Short-term borrowings		16,000,000	32,460,000
Amount due to a related party	4	2,397,190	2,208,461
Trade accounts payable		5,553,492	2,695,355
Income taxes payable		1,525,354	1,525,354
Accrued expenses and other payables		8,816,546	4,635,501

Total current liabilities		34,292,582	43,524,671

Total liabilities		34,292,582	43,524,671
Commitments and Contingencies		-	-
Total investors' equity		48,301,561	52,443,993

total liabilities and		82,594,143	95,968,664
investors' equity

  See accompanying notes to combined financial statements.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  COMBINED STATEMENTS OF OPERATIONS AND
  COMPREHENSIVE LOSS

  (Expressed in Renminbi Yuan)

	Six-month periods ended June 30,
	2002	2001
	(Unaudited)	(Unaudited)

Net sales	39,035,104	49,590,082

Cost of sales	36,373,543	46,164,917

Gross profit	2,661,561	3,425,165
Selling, general and administrative expenses	5,620,248	2,357,233

Operating (loss) / income	(2,958,687)	1,067,932
Other income / (expenses)
Interest income	98,580	449,027
Other income	27,300	63,766
Interest expenses	(1,274,447)	(1,887,218)
Other expenses	(35,178)	(51,360)

Loss before income taxes	(4,142,432)	(357,853)
Income taxes	-	-

Net loss	(4,142,432)	(357,853)

Other comprehensive income	-	-

Comprehensive loss	(4,142,432)	(357,853)

  See accompanying notes to combined financial statements.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  COMBINED statements of investors' equity

  (Expressed in Renminbi Yuan)

				Total
	Paid-in	Contributed	Retained	investors'
	capital	capital	earnings	equity
	(Note 5(a))	(Note 5(c))		(Audited)

BALANCE, AT JANUARY 1, 2001	14,075,405	37,707,288	5,667,629	57,450,322
Capital distributed to investor	-	(3,221,566)	-	(3,221,566)
Net loss	-	-	(1,784,763)	(1,784,763)

BALANCE, AT DECEMBER 31, 2001	14,075,405	34,485,722	3,882,866	52,443,993

				Total
	Paid-in	Contributed	Retained	investors'
	capital	capital	earnings	equity
	(Note 5(a))	(Note 5(c))		(Unaudited)

BALANCE, AT JANUARY 1, 2002	14,075,405	34,485,722	3,882,866	52,443,993
Net loss	-	-	(4,142,432)	(4,142,432)

BALANCE, AT JUNE 30, 2002	14,075,405	34,485,722	(259,566)	48,301,561

  See accompanying notes to combined financial statements.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  COMBINED statement of cash flows

  (Expressed in Renminbi Yuan)

	Six-month periods ended June 30,
	2001	2002
	(Unaudited)	(Unaudited)

Cash flows from operating activities:

Net loss	(4,142,432)	(357,853)

Adjustments to reconcile net loss to net cash
provided by / (used in) operating activities:

Provision for bad and doubtful debts	3,442,312	-
Depreciation and amortization	1,242,296	1,378,574
Interest earned from time deposit	-	(258,455)
Changes in assets and liabilities:
Inventories	3,265,399	(8,267,051)
Trade accounts receivable, gross	(75,114)	(359,737)
Amount due from a related party	(194,178)	(492,477)
Prepayments to suppliers	(1,041,627)	12,794,508
Prepaid expenses and other current assets	405,134	(574,432)
Trade accounts payable	2,858,137	1,863,272
Notes payable	-	(6,900,000)
Amount due to a related party	188,729	(3,890,815)
Accrued expenses and other payables	4,181,045	(2,314,177)

Net cash provided by / (used in) operating activities	10,129,701	(7,378,643)

Cash flows from investing activities:

Proceeds from interest earned from time deposit	-	345,625
Capital expenditures	(467,752)	(208,617)

Net cash (used in) / provided by investing activities	(467,752)	137,008

  See accompanying notes to combined financial statements.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  COMBINED Statements of CASH FLOWS (CONTINUED)

  (Expressed in Renminbi Yuan)

	Six-month periods ended June 30,
	2001	2002
	(Unaudited)	(Unaudited)

Cash flows from financing activities:

Proceeds from short-term borrowings	-	10,060,000
Repayment of short-term loans	(16,460,000)	(10,000,000)

Net cash (used in) / provided by financing activities	(16,460,000)	60,000

Net decrease in cash and cash equivalent	(6,798,051)	(7,181,635)

Cash and cash equivalent at beginning of period	7,752,903	17,541,903

Cash and cash equivalent at end of period	954,852	10,360,268

  The Acquired Operation paid RMB 1,207,405 and RMB 1,589,471 for interest during the six-month periods ended June30, 2002 and 2001, respectively. The Acquired Operations did not pay any income taxes or capitalize any interest during the six-month periods ended June 30, 2002 and 2001. There are no non-cash investing and financing activities during these two periods.

  See accompanying notes to combined financial statements.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT , WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  SIX-MONTH PERIODS ended JUNE 30, 2002 and 2001

  (Expressed in Renminbi Yuan)

1	BACKGROUND INFORMATION AND SUBSEQUENT EVENTS
(a)	Background information

  On June 8, 1998 Hechi Prefecture Mining Company ("HPMC"), a state-owned entity incorporated in July 1993 in Guangxi Zhuang Autonomous Region in the People's Republic of China (the "PRC"), and Hechi Industrial Company Limited ("HIL") a limited company in Guangxi Zhuang Autonomous Region of the PRC on June 9, 1998, signed an agreement to transfer certain assets from HPMC to HIL. In consideration, HPMC was granted 40,000,000 shares of stock of HIL and subsequently allocated the shares to 379 of its former employees, who then become the shareholders of HIL. The assets transferred were:

the Hechi Copper Refinery Plant (the "Copper Refinery");
the Wuxu Mining Plant (the "Wuxu Mine");
a 9% equity interest in the GaoFeng Mining Company Limited (the "GaoFeng Investment");
the Non-Ferrous Metal Trading Company;
a transportation company
a coal company (dormant);
the Guizhou Louxia Coal Company; and
the Hechi Antimony Industrial Company Limited

  Approvals were obtained from Hechi Prefecture Administration Office in Guangxi Zhuang Autonomous Region to transfer the assets to HIL. Pursuant to the approval letter dated July 24, 1998 issued by Hechi Prefecture State-owned Administration, the purchase consideration for these net assets was deemed to be RMB 126 million which the former employees are required to pay the purchase consideration. Pursuant to a confirmation letter dated June 30, 2000 issued by Hechi Prefecture Finance Bureau, the local government agreed that it will not repossess the assets within 15 years even if the individual shareholders do not pay the RMB 126 million purchase price.

  Biogan International Inc. ("Biogan") is a limited liability company incorporated in the State of Delaware of the United States and is publicly traded on the Over The Counter Market in the Unites States of America.

  Guangxi Guanghe Metals Co., Ltd. ("GGMC") a co-operative joint venture between HIL and Biogan, was established in the PRC on February 18, 2000 and has been granted an operating period of 30 years. The total investment of GGMC is U.S.$ 25 million and registered capital is U.S.$ 10 million, of which HIL shall contribute U.S.$ 0.8 million and Biogan shall contribute U.S.$ 9.2 million.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  SIX-MONTH PERIODS ended JUNE 30, 2002 and 2001

  (Expressed in Renminbi Yuan)

1	BACKGROUND INFORMATION AND SUBSEQUENT EVENTS (continued)
(b)	Subsequent events

  In accordance with the Joint Venture Contract dated July 19, 2002 signed among GGMC, HIL and Biogan (BVI) International Inc., Biogan has agreed to assign its interest in GGMC to Biogan (BVI) International, Inc., a limited liability company organized and existing under the laws of British Virgin Islands. The Former Cooperative Joint Venture Contract dated January 27, 2000 shall be amended and replaced by this Contract. Biogan (BVI) International, Inc. is also obligated to make an additional capital contribution to GGMC of U.S.$ 7.3 million cash and intellectual property rights and trademark rights amounting to U.S.$0.2 million by September 1, 2003.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  SIX-MONTH PERIODS ended JUNE 30, 2002 and 2001

  (Expressed in Renminbi Yuan)

2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICE
(a)	Basis of preparation

  The combined financial statements for the six-month periods ended June 30, 2002 and 2001 (the "relevant periods") reflect the combined financial position, results of operations and cash flows of businesses of GGMC, Copper Refinery, Wuxu Mine and GaoFeng Investment. These combined financial statements have been prepared using the predecessor's historical cost basis as if the Acquired Operations had been in existence throughout the relevant period and as if the business activities of GGMC, Copper Refinery, Wuxu Mine and GaoFeng Investment had been conducted throughout the relevant periods. Predecessor's historical cost represents the costs that HPMC incurred in purchasing the relevant assets and not the RMB 126 million referred to in note 1.

  Prior to the formation of the Acquired Operations, the Acquired Operations' historical financial statements include unallocated general and administrative expenses. These expenses were allocated to the Acquired Operations by using specific identification method for those periods, except for salaries and welfare for administrative staff, depreciation of office building and motor vehicles, which specific identification method was not practical, were allocated based on actual working hours, floor area and actual usage, respectively, as disclosed in note 8. Management believes that the method of allocation of general and administrative expenses are reasonable and that the combined financial statements include all revenues and costs directly and indirectly related to the Acquired Operations' operations for the relevant periods.

  The accounting policies adopted in the preparation of the accompanying financial statements are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

  The combined financial statements include the accounts of GGMC, Copper Refinery, Wuxu Mine and GaoFeng Investment. All significant inter-company balances and transactions have been eliminated.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  SIX-MONTH PERIODS ended JUNE 30, 2002 and 2001

  (Expressed in Renminbi Yuan)

2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICE (continued)
(b)	Use of Estimates

  The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.
(c)	Translation of foreign currency

  The Acquired Operations adopts Reminbi Yuan ("RMB"), the national currency of the PRC, as its functional currency, since it is the currency that the Acquired Operations conducts its primary economic activities. Foreign currency transactions during the year are translated into RMB at the applicable rates of exchange quoted by the People's Bank of China ("PBOC rates") prevailing on the transaction dates. Foreign currency monetary assets and liabilities are translated into Renminbi at the applicable PBOC rates at the balance sheet date.
(d)	Cash

  The Acquired Operations considers cash on hand and deposits in banks and money market accounts with matures less than 3 months to be cash.

(e)	Inventories

  Inventories are stated at the lower of cost or market. Cost is determined using the weighted average method for all inventories.

(f)	Property, Plant and Equipment

  Property, plant and equipment are stated at cost less accumulated depreciation and amortization.

  The depreciation of property, plant and equipment is calculated on a straight-line basis over the anticipated useful life of the asset less 5% residual value. The respective anticipated useful lives of property, plant and equipment are as follows:
Property and plant	20~30 years
Machinery and equipment	15~20 years
Office equipment	5 years
Motor vehicles	5 years

  Land use rights are amortized on a straight-line basis over 30 years.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  SIX-MONTH PERIODS ended JUNE 30, 2002 and 2001

  (Expressed in Renminbi Yuan)

2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICE (continued)
(g)	GaoFeng Investment

  GaoFeng Investment is held as a long-term investment and accounted for using cost method. Dividends are recognized as income when declared. Loss in value in the investment which is other than a temporary decline would be recognized in the statement of operations when incurred.
(h)	Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of

  The Acquired Operations accounts for long-lived assets in accordance with the provisions of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS No. 121 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Recoverability of an asset to be held and used is measured by a comparison of the carrying value of the asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying value of the asset exceeds the fair value of the assets. An asset to be disposed of is reported at the lower of the carrying value or fair value, less costs to sell.
(i)	Fair Value of Financial Instruments

  Financial assets of the Acquired Operations include cash, trade accounts receivable, short-term loans to a related party, amounts due from related parties, prepayments to suppliers, time deposits, prepaid expenses and other current assets. Financial liabilities of the Acquired Operations include short-term borrowings, short-term loans from a related party, trade accounts payable, notes payable and other payables and accrued expenses. The Acquired Operations does not hold or issue financial instruments for trading purposes. The Acquired Operations had no positions in derivative contracts as of June 30, 2002 and December 31, 2001, respectively.

  The fair values of all financial instruments approximate their carrying amounts due to the nature or short-term maturity of these instruments.
(j)	Income Taxes

  The Acquired Operations utilizes the liability method to determine the provision for income taxes. Deferred tax assets are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates when the differences are expected to be reversed.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  SIX-MONTH PERIODS ended JUNE 30, 2002 and 2001

  (Expressed in Renminbi Yuan)

  2     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICE (continued)
(k)	Revenue Recognition

  Revenue from the sale of goods and rendering of services are recognized when products are shipped or services are rendered and the significant risks and rewards of ownership have been transferred to the customer.

(l)	Retirement Benefits

  The Contributions payable under the Acquired Operations' retirement plans are charged to the combined statements of operation according to the contribution determined by the plans.

(m)	Recently Issued Accounting Standards

  In June 2001, the FASB issued SFAS No. 141, Business Combinations, (SFAS No. 141) and SFAS No. 142, Goodwill and Other Intangible Assets (SFAS No. 142).

  SFAS No. 141 requires that the purchase method of accounting be used for all business combinations. SFAS No. 141 specifies criteria that intangible assets acquired in a business combination must meet to be recognized and reported separately from goodwill. SFAS No. 142 will require that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142. SFAS No. 142 also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 121 and subsequently, SFAS No. 142 after its adoption.

  The Acquired Operations adopted the provisions of SFAS No. 141 as of July 1, 2001, and SFAS No. 142 is effective January 1, 2002. Goodwill and intangible assets determined to have an indefinite useful life acquired in a purchase business combination completed after June 30, 2001, but before SFAS No. 142 is adopted in full, are not amortized. Goodwill and intangible assets acquired in business combinations completed before July 1, 2001 continued to be amortized and tested for impairment prior to the full adoption of SFAS No. 142.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  SIX-MONTH PERIODS ended JUNE 30, 2002 and 2001

  (Expressed in Renminbi Yuan)

  2     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICE (continued)
(m)	Recently Issued Accounting Standards (continued)

  Upon adoption of SFAS No. 142, the Acquired Operations is required to evaluate its existing intangible assets and goodwill that were acquired in purchase business combinations, and to make any necessary reclassifications in order to conform with the new classification criteria in SFAS No. 141 for recognition separate from goodwill. The Acquired Operations will be required to reassess the useful lives and residual values of all intangible assets acquired, and make any necessary amortization period adjustments by the end of the first interim period after adoption. If an intangible asset is identified as having an indefinite useful life, the Acquired Operations will be required to test the intangible asset for impairment in accordance with the provisions of SFAS No. 142 within the first interim period. Impairment is measured as the excess of carrying value over the fair value of an intangible asset with an indefinite life. Any impairment loss will be measured as of the date of adoption and recognized as the cumulative effect of a change in accounting principle in the first interim period.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  SIX-MONTH PERIODS ended JUNE 30, 2002 and 2001

  (Expressed in Renminbi Yuan)

  3    GAOFENG INVESTMENT

	At June 30, At December 31,
	2002	2001
	(Unaudited)	(Audited)

GaoFeng Investment, at cost	6,860,000	6,860,000

  This investment represents a 9% of the equity interest in GaoFeng Mining Company Limited ("GMCL"). GMCL is an operating polymetallic mine and ore processing facility located in Nandan County, Guangxi Zhuang Autonomous Region in the PRC. GMCL obtained its renewed Mining Permit from the Ministry of Land and Natural Resources on May 26, 2000. The Permit allows GMCL to mine an area 3.6517 kilometers² for a period of 17 years ending May 2017. The mineral deposits, primarily including tin, lead, zinc and antimony, on the property are currently being mined using underground mining methods.

  GMCL is incorporated as a limited liability company by the following four shareholders:

	Percentage	Number of
		representatives of the
Shareholders	of equity	board of directors

HuaXi Group Company	51%	5
Guangxi Develop&Investment Co., Ltd.	20%	2
NanXing Company Limited	20%	2
HIL	9%	1

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  SIX-MONTH PERIODS ended JUNE 30, 2002 and 2001

  (Expressed in Renminbi Yuan)

  4     RELATED PARTIES TRANSACTIONS

Relationship with the Acquired Operations

Name of related parties	Relationship with the Acquired Operations

HIL	Chinese investor with 8% share holding
Biogan	Foreign investor with 92% share holding

  Amount due from a related party as of June 30, 2002 and December 31, 2001 are summarized as:
	At June 30, At December 31,
	2002	2001	Note
	(Unaudited)	(Audited)

Amount due from a related party
--Biogan	870,761	676,583	(i)

	870,761	676,583

  (i)     Amount due from Biogan mainly represents professional expenses paid by the Acquired Operations on behalf of Biogan.

  Amount due to / from HIL as of June 30, 2002 and December 31, 2001 are summarized below and presented on a net basis as the legal right of off-set exists.

	Interest rate	At June 30, 2002	At December 31 2001
		(Unaudited)	(Audited)

Short-term loans from HIL (ii)	7.56%	(12,700,000)	(13,000,000)
	7.20%	(2,780,000)	(2,780,000)
	Non interest bearing	(100,000)	(660,000)
		----------------	----------------
		(15,580,000)	(16,440,000)
		----------------	----------------
Short-term loans to HIL (ii)	6.70%	5,100,000	5,100,000
	Non interest bearing	6,000,000	6,000,000
		---------------	----------------
		11,100,000	11,100,000
		---------------	----------------
Amount due from HIL (iii)	Non interest bearing	2,082,810	3,131,539
		----------------	----------------
Net amount due to HIL (iv)		(2,397,190)	(2,208,461)
		==========	==========

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  THREE-MONTH PERIODS ended June 30, 2002 and 2001

  (Expressed in Renminbi Yuan)

  4     RELATED PARTIES TRANSACTIONS (continued)

          (ii)     All loans to and from related party are unsecured and payable on demand.

          (iii)     Amount due from HIL mainly represents trading balances with HIL, interest payable to HIL and expenses paid or received by HIL on behalf of the Acquired Operations.

         (iv)    According to the mutual agreement signed between HIL and GGMC on October 15, 2002, all loans/amounts due to and from between HIL and GGMC can be offset and HIL or GGMC will only pay the net balance on demand. This change has been accounted for retrospectively by restating comparatives as of and for the year ended December 31, 2001.

  Material transactions with related parties during the six-month periods of 2002 and 2001 are summarized as follows:

  Interest paid to HIL amounted to RMB 552,291 and RMB 705,472 for the six-month periods ended June 30, 2002 and 2001, respectively.

  Details of expenses allocated from HIL to the Acquired Operations during the six-month periods ended June 30, 2002 and 2001 are as follows:
		Six-month periods ended June 30,

	Basis of allocation
		2002	2001
		(Unaudited)	(Unaudited)

General and administrative expenses:	Actual working hours
-Salaries and staff welfare		16,510	16,702
-Depreciation:

-Office building	Floor area	35,814	35,814
-Motor Vehicles	Actual usage	104,165	134,091

		156,489	186,607

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  SIX-MONTH PERIODS ended JUNE 30, 2002 and 2001

  (Expressed in Renminbi Yuan)

  5     REGISTERED CAPITAL, PAID-IN CAPITAL AND CONTRIBUTED CAPITAL

  The total investment called for under the terms of the cooperative joint venture contract is U.S.$ 25 million, of which the total amount of registered capital of the Acquired Operations shall be U.S.$ 10,000,000 as described below:

	At June 30, 2002 and December 31, 2001 Percentage of equity

Required registered capital
Biogan	U.S.$ 9,200,000	92%
HIL	800,000	8%

	U.S.$10,000,000	100%

  The profit sharing ratio between Biogan and HIL is 95% and 5%, respectively.

  According to the Cooperative Joint Venture Contract for GGMC dated January 27, 2000, HIL shall make all its capital contribution in kind in a lump sum to GGMC after GGMC has been issued its business license, while Biogan shall make its capital contribution in four installments of U.S.$ 0.2 million made once GGMC's business license being issued, U.S.$ 0.3 million made before or on February 20, 2000, U.S.$ 1.5 million made within 3 months of issuance of the Business License and U.S.$ 7 million made within 18 months of issuance of the Business License. As of December 31, 2001, HIL has not made its contribution to GGMC while Biogan has contributed U.S.$ 1.7 million.

  GGMC obtained its approval certificate from Hechi Foreign Trade and Economic Co-operation Administration of the PRC on February 16, 2000, and the business license on February 18, 2000 issued by the State Administration of Industry and Commerce of the PRC.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  NOTES TO COMBINED FINANCIAL STATEMENTS

  SIX-MONTH PERIODS ended JUNE 30, 2002 and 2001

  (Expressed in Renminbi Yuan)

  5     REGISTERED CAPITAL, PAID-IN CAPITAL AND CONTRIBUTED CAPITAL (continued)

  (b) As of June 30, 2002 and December 31, 2001, Biogan has contributed cash totaling U.S.$1,700,000 into the Acquired Operations. The Contribution schedules are presented below:

	Date	Amount

First contribution	April 17, 2000	U.S.$ 850,000
Second contribution	August 22, 2000	850,000

		U.S.$ 1,700,000
RMB equivalent		14,075,405

  Hechi Huaxin Certified Public Accountants has verified the contributions and issued Capital Verification Report on May 10, 2000 and June 28, 2001, respectively.

  (c) Capital contributions from investor represent capital contributed by HIL in Copper Refinery and Wuxu Mine before January 1, 2000.

  GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
  REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

  COMBINED FINANCIAL STATEMENTS FOR THE SIX-MONTH PERIODS ENDED
  JUNE 30, 2002 AND 2001

  (Expressed in Renminbi Yuan)

  BIOGAN INTERNATIONAL INC.
   Pro Forma Condensed Consolidated Balance Sheet
  (In thousands of U.S. dollars)

  March 31, 2002
  (Unaudited)

	GGMC	Biogan	Pro forma adjustments	Pro forma consolidated
			(note 2)
Assets
Current assets:
Cash	$271	$36	$-	$307
Trade accounts receivable	706	-	-	706
Amounts due from related parties	82	-	-	82
Prepayments to suppliers	566	-	-	566
Prepaid expenses and
other assets	30	-	-	30
Inventories	1,527	-	-	1,527
	3,182			3,218

Investment in Gaofeng Mining Co. Ltd.	829	-	-	829

Property, plant and equipment	5,610	6	(6) (a)	5,610

Non-refundable deposits	-	1,700	300 (a)
			(2,000) (c)	-

	$9,621		$1,742	$(1,706)	$9,657

Liabilities and Investors' Equity (Deficiency)

Current assets:
Short-term borrowings	$2,416		$-	$300 (a)	$2,716
Due to related parties	220		270	-	490
Trade accounts payable	177		548	-	725
Income taxes payable	184		-	-	184
Stock subscription		-	144	-	144
Other payables and accrued
expenses	869		882	-	1,751
	3,866		1,844	300	6,010

Convertible debenture	-		2,345	-	2,345

Non-controlling interest	-		-	288 (b)	288

Investors' equity (deficiency)	5,755		(2,447)	(2,000) (c)
				(2,453) (a)
				2,447 (a)
				(288) (b)

	$9,621		$1,742	$(1,706)	$9,657

  See accompanying notes to pro forma condensed consolidated financial statements.

  BIOGAN INTERNATIONAL INC.
   Pro Forma Condensed Consolidated Statement of Operations
  (In thousands of U.S. dollars, except per share amounts)

  Three months ended March 31, 2002
  (Unaudited)

	GGMC	Biogan	Pro forma adjustments	Pro forma consolidated
			(note 3)
Net sales	$2,814	$-	$-	$2,814

Cost of sales	2,755	-	-	2,755
Gross profit	59	-	-	59

Selling, general and
administrative expenses	557	335	-	892

Operating loss	(498)	(335)	-	(833)

Other income (expense):
Interest income	6	-	-	6
Other income	3	-	-	3
Interest expense	(89)	-	-	(89)
Other expenses	(4)	(150)	-	(154)
Non-controlling interest	-	-	29	29

Loss for the period	$(582)	$(485)	$29	$(1,038)

Loss per share				$(0.00)

  See accompanying notes to pro forma condensed consolidated financial statements.

  BIOGAN INTERNATIONAL INC.
   Pro Forma Condensed Consolidated Statement of Operations
  (In thousands of U.S. dollars, except per share amounts)

  Year ended December 31, 2002
  (Unaudited)

	GGMC	Biogan	Pro forma adjustments	Pro forma consolidated
			(note 3)
Net sales	$11,057	$-	$-	$11,057

Cost of sales	10,974	-	-	10,974
Gross profit	83	-	-	83

Selling, general and
administrative expenses	793	1,084	-	1,877

Operating loss	(710)	(1,084)	-	(1,794)

Other income (expense):
Dividend income	389	-	-	389
Insurance compensation	265	-	-	265
Interest income	70	-	-	70
Other income	14	-	-	14
Interest expense	(455)	-	-	(455)
Other expenses	(18)	(700)	-	(718)
Non-controlling interest	-	-	22	22

Loss for the year	$(445)	$(1,784)	$22	$(2,207)

Loss per share				$(0.00)

  See accompanying notes to pro forma condensed consolidated financial statements.

        BIOGAN INTERNATIONAL INC.
             Notes to Pro Forma Condensed Consolidated Financial Statements
             (Tabular amounts in thousands of U.S. dollars, except per share amounts)

             Three months ended March 31, 2002
             (Unaudited)

  The accompanying pro forma condensed consolidated balance sheet and statements of operations reflect the pro forma effect of the acquisition (the "Acquisition") of a 92% equity and 95% profits interest in Guangxi Guanghe Metals Co., Ltd. ("GGMC") by Biogan International Inc. ("Biogan") for a consideration of an additional cash payment of $300,000 (Biogan having already contributed $1,700,000), 16,800,000 common shares and 3,624,000 shares of Series B convertible preferred shares, which are convertible into, in the aggregate, 362,400,000 common shares following stockholder approval authorizing such increase in authorized capital. Biogan is also obligated to make an additional capital contribution to GGMC of $7.3 million by September 2003. As a result of the transaction, the former shareholders of GGMC will indirectly control 78.4% of the outstanding voting stock of Biogan and, as such, the transaction will be accounted for as a reverse takeover. However, since Biogan has no significant assets, other than a non-refundable deposit in relation to the acquisition of GGMC, the transaction is considered to be a capital transaction.

  The pro forma condensed consolidated statements of operations assume that the acquisition occurred at January 1, 2001 and January 1, 2002, respectively. The pro forma condensed consolidated balance sheet assumes the acquisition occurred at March 31, 2002.

  The pro forma condensed consolidated balance sheet and statements of operations have been prepared based on the audited financial statements of each of Biogan and GGMC for the year ended December 31, 2001 and the unaudited interim financial statements of each of Biogan and GGMC for the three months ended March 31, 2002. The accompanying pro forma condensed consolidated balance sheet and statements of operations should be read in conjunction with the consolidated financial statements of Biogan and GGMC, and the notes thereto.

  The financial statements of Biogan are prepared in United States dollars. The financial statements of GGMC are prepared in Chinese Renminbi Yuan. For purposes of these pro forma condensed consolidated balance sheet and statements of operations, the balance sheet of GGMC has been translated into U.S. dollars at the exchange rate at March 31, 2002 and the condensed consolidated statements of operations have been translated at the average exchange rate for the U.S. dollar for the year ended December 31, 2001 and three months ended March 31, 2002, respectively.

  BIOGAN INTERNATIONAL INC.
     Notes to Pro Forma Condensed Consolidated Financial Statements
  (Tabular amounts in thousands of U.S. dollars, except per share amounts)

  Three months ended March 31, 2002
  (Unaudited)

  1.       Basis of presentation (continued):

  These pro forma condensed consolidated balance sheet and statements of operations are not necessarily indicative of the financial position or results of operations that would have been obtained if the acquisition had occurred on the dates assumed, nor of the future financial position or results of operations, assuming that the proposed acquisition is completed.

  These pro forma condensed consolidated financial statements are based on information currently available. The final accounting for the transaction may differ based on information available at that time.

           2.         Pro forma condensed consolidated balance sheet:

  The pro forma condensed consolidated balance sheet reflects the proposed acquisition as though it had occurred on March 31, 2002 and reflects the following:

(a)

  The acquisition of control of Biogan by the former shareholders of GGMC as a result of Biogan issuing 16,800,000 common shares and 3,624,000 Series B convertible preferred shares which are convertible into 362,400,000 common shares following stockholder approval authorizing such increase in authorized share capital and the payment of an additional $300,000. Since Biogan has no significant assets, other than a non-refundable deposit in relation to the acquisition of GGMC, the transaction is considered to be a capital transaction:

Shareholders' deficiency of Biogan, December 31, 2001	$2,447
Fair value adjustments relating to:
Property, plant and equipment	6

Adjusted shareholders' deficiency charged to investors equity	$2,453

(b)	The 5% non-controlling interest in GGMC:
	Net assets of GGMC, March 31, 2002	$5,755
	5% thereof	288

(c)	To eliminate the $1,700,000 non-refundable deposit recorded by Biogan and additional payment of $300,000 on acquisition against GGMC's investors' equity.

  BIOGAN INTERNATIONAL INC.
     Notes to Pro Forma Condensed Consolidated Financial Statements (continued)
  (Tabular amounts in thousands of U.S. dollars, except per share amounts)

  Three months ended March 31, 2002
  (Unaudited)

            3.       Pro forma condensed consolidated statements of operations:

  The pro forma condensed consolidated statements of operations reflect the proposed acquisition as though it had occurred on January 1, 2001 and January 1, 2002 and reflect the loss per share with an adjusted outstanding number of common shares:

	Three months
	ended	Year ended
	March 31,	December 31,
	2002	2001

Biogan weighted average shares outstanding	91,266,199	89,437,432
Common shares issued to GGMC	16,800,000	16,800,000
Common shares to be issued on stockholder approval	362,400,000	362,400,000

	470,466,199	468,637,432

  BIOGAN INTERNATIONAL INC.
  Pro Forma Condensed Consolidated Balance Sheet
  (In thousands of U.S. dollars)

   June 30, 2002
  (Unaudited)

	GGMC	Biogan	Pro forma adjustments		Pro forma adjustments
Assets			(note 2)
Current assets:
Cash	$ 115	$ 59	$ -		$ 174
Trade accounts receivable	647				647
Amounts due from related parties	105	-	-		105
Prepayments to suppliers	638	-	-		638
Prepaid expenses and
other assets	57	-	-		57
Inventories	2,060	-	-		2,060
	3,622	59	-		3,681
Investment in Gaofeng Mining Co. Ltd.	829				829
Property, plant and equipment	5,527	6	(6)	(a)	5,527
Non-refundable deposits	-	1,700	300	(a)	-
			(2,000)	(c)	-
	$ 9,978	$ 1,765	$ (1,706)		$ 10,037

  Liabilities and Investors' Equity (Deficiency)
Current liabilities:
Short-term borrowings	$ 1,933	$ -	$ 300	(a)	$ 2,233
Due to related parties	290	463	-		753
Trade accounts payable	671	269	-		940
Income taxes payable	184	-	-		184
Stock subscription	-	2,490	-		2,490
Other payables and accrued
expenses	1,065	1,309	-		2,374
	4,143	4,531	300		8,974

Non-controlling interest	-	-	292	(b)	292
Investors' equity (deficiency)	5,835	(2,766)	(2,000)	(c)
			(2,772)	(a)
			2,766	(a)
			(292)	(b)	771
	$ 9,978	$ 1,765	$ (1,706)		$ 10,037

  See accompanying notes to pro forma condensed consolidated financial statements.

  BIOGAN INTERNATIONAL INC.
   Pro Forma Condensed Consolidated Statement of Operations
  (In thousands of U.S. dollars, except per share amounts)

  Six months ended June 30, 2002
  (Unaudited)

	GGMC	Biogan	Pro forma adjustments	Proforma consolidated
			(note 3)
Net sales	$4,715	$-	$-	$4,715
Cost of sales	4,394	-	-	4,394
Gross Profit	321	-	-	321
Selling, general and administrative expenses	679	984	-	1,663
Operating loss	(358)	(984)	-	(1,442)
Other income (expenses):
Interest income	12	-	-	12
Other income	3	-	-	3
Interest expense	(154)	-	-	(154)
Other expenses	(4)	(300)	-	(304)
Non-controlling Interest	-	-	25	25

Loss for the period	$501)	$(1,284)	$25	$(1,260)
Loss per share				$(0.00)

      See accompanying notes to pro forma condensed consolidated financial statements.

  BIOGAN INTERNATIONAL INC.
  Pro Forma Condensed Consolidated Statement of Operations
  (In thousands of U.S. dollars, except per share amounts)

  Year ended December 31, 2001
  (Unaudited)

	GGMC	Biogan	Pro forma adjustments	Pro forma consolidated
			(note 3)
Net sales	$11,057	$-	$-	$11,057
Cost of sales	10,974	-	-	10,974
Gross profit	83	-	-	83
Selling, general and administrative expenses	793	1,084	-	1,877
Operating loss	(710)	(1,084)	-	(1,794)
Other income (expense):
Dividend Income	389	-	-	389
Insurance compensation	265	-	-	265
interest income	70	-	-	70
Other income	14	-	-	14
interest expense	(455)	-	-	(455)
Other expenses	(18)	(700)	-	(718)
Non-controlling interest	-	-	22	22
Loss for the period	$(445)	$(1,784)	$22	$(2,207)
Loss per share				$(0.00)

          See accompanying notes to pro forma condensed consolidated financial statements.

   BIOGAN INTERNATIONAL INC.
  Notes Pro Forma Condensed Consolidated Financial Statement
  (Tabular amounts in thousands of U.S. dollars, except per share amounts)

  Six months ended June 30, 2002
  (Unaudited)

  1.        Basis of presentation:

  The accompanying pro forma condensed consolidated balance sheet and statements of operations reflect the pro forma effect of the acquisition (the "Acquisition") of a 92% equity and 95% profits interest in Guangxi Guanghe Metals Co., Ltd. ("GGMC") by Biogan International Inc. ("Biogan") for a consideration of an additional cash payment of $300,000 (Biogan having already contributed $1,700,000), 16,800,000 common shares and 3,624,000 shares of Series B convertible preferred shares, which are convertible into, in the aggregate, 362,400,000 common shares following stockholder approval authorizing such increase in authorized capital. Biogan is also obligated to make an additional capital contribution to GGMC of $7.3 million by September 2003. As a result of the transaction, the former shareholders of GGMC will indirectly control 78.4% of the outstanding voting stock of Biogan and, as such, the transaction will be accounted for as a reverse takeover. However, since Biogan has no significant assets, other than a non-refundable deposit in relation to the acquisition of GGMC, the transaction is considered to be a capital transaction.

  The pro forma condensed consolidated statements of operations assume that the acquisition occurred at January 1, 2001 and January 1, 2002, respectively. The pro forma condensed consolidated balance sheet assumes the acquisition occurred at June 30, 2002.

  The pro forma condensed consolidated balance sheet and statements of operations have been prepared based on the audited financial statements of each of Biogan and GGMC for the year ended December 31, 2001 and the unaudited interim financial statements of each of Biogan and GGMC for the six months ended June 30, 2002. The accompanying pro forma condensed consolidated balance sheet and statements of operations should be read in conjunction with the consolidated financial statements of Biogan and GGMC, and the notes thereto.

  The financial statements of Biogan are prepared in United States dollars. The financial statements of GGMC are prepared in Chinese Renminbi Yuan. For purposes of these pro forma condensed consolidated balance sheet and statements of operations, the balance sheet of GGMC has been translated into U.S. dollars at the exchange rate at June 30, 2002 and the condensed consolidated statements of operations have been translated at the average exchange rate for the U.S. dollar for the year ended December 31, 2001 and six months ended June 30, 2002, respectively.

  1.       Basis of presentation (continued):

  These pro forma condensed consolidated balance sheet and statements of operations are not necessarily indicative of the financial position or results of operations that would have been obtained if the acquisition had occurred on the dates assumed, nor of the future financial position or results of operations, assuming that the proposed acquisition is completed.

  These pro forma condensed consolidated financial statements are based on information currently available. The accounting for the transaction may differ based on information available at that time.

  2.       Pro forma condensed consolidated balance sheet:

  The pro forma condensed consolidated balance sheet reflects the proposed acquisition as though it had occurred on June 30, 2002 and reflects the following:

(a)

  The acquisition of control of Biogan by the former shareholders of GGMC as a result of Biogan issuing 16,800,000 common shares and 3,624,000 Series B convertible preferred shares which are convertible into 362,400,000 common shares following stockholder approval authorizing such increase in authorized share capital and the payment of an additional $300,000. Since Biogan has no significant assets, other than a non-refundable deposit in relation to the acquisition of GGMC, the transaction is considered to be a capital transaction:

	Shareholders' deficiency of Biogan, December 31, 2001 Fair value adjustments relating to:	$ 2,766
	Property, plant and equipment	6
	Adjusted shareholders' deficiency charged to investors equity	$ 2,772
(b)	The 5% non-controlling interest in GGMC:
	Net assets of GGMC, June 30, 2002	$ 5,835
	5% thereof	292
(c)	To eliminate the $1,700,000 non-refundable deposit recorded by Biogan and additional payment of $300,000 on acquisition against GGMC's investors' equity.

  3.     Pro forma condensed consolidated statements of operations:
The pro forma condensed consolidated statements of operations reflect the proposed acquisition as though it had occurred on January 1, 2001 and January 1, 2002 and reflect the loss per share with an adjusted outstanding number of common shares:

	Six months ended June 30, 2002	Year ended December 31, 2001
Biogan weighted average shares outstanding	91,291,199	89,437,432
Common shares issued to GGMC	16,800,000	16,800,000
Common shares to be issued on stockholder approval	362,400,000	362,400,000
	470,491,199	468,637,432

  EXHIBIT INDEX

EXHIBIT NO.	EXHIBIT
23	Consent of Independent Auditors
99	Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002